Exhibit 10.23
PACKETEER, INC.
NOTICE OF GRANT OF RESTRICTED STOCK UNITS
(For Nonemployee Directors)
The Participant has been granted an award of Restricted Stock Units (the “Award”) pursuant to the Packeteer, Inc. 1999 Stock Incentive Plan (the “Plan”), each of which represents the right to receive on the applicable Settlement Date one (1) share of Common Stock, as follows:

Participant:	ID:

Grant Date:	Grant No.:

Number of Restricted Stock Units:	, subject to adjustment as provided by the Restricted Stock Units Agreement.

Settlement Date:	For each Restricted Stock Unit, except as otherwise provided by the Restricted Stock Units Agreement, the date on which such unit becomes a Vested Unit in accordance with the vesting schedule set forth below.

Vested Units:	Except as provided by the Restricted Stock Units Agreement and provided that the Participant’s Service has not terminated prior to the relevant date, the number of Vested Units shall cumulatively increase on each respective date set forth below by the number of units set forth opposite such date, as follows:

Vesting Date	Number of Units Vesting
By their signatures below or by electronic acceptance or authentication in a form authorized by the Corporation, the Corporation and the Participant agree that the Award is governed by this Notice and by the provisions of the Plan and the Restricted Stock Units Agreement, both of which are made a part of this document. The Participant acknowledges that copies of the Plan, Restricted Stock Units Agreement and the prospectus for the Plan are available on the Corporation’s internal web site and may be viewed and printed by the Participant for attachment to the Participant’s copy of this Grant Notice. The Participant represents that the Participant has read and is familiar with the provisions of the Plan and Restricted Stock Units Agreement, and hereby accepts the Award subject to all of their terms and conditions.

PACKETEER, INC.		PARTICIPANT

By:

Signature

Its:

Date
Address:	10201 North de Anza Boulevard

	Cupertino, CA 95014, USA	Address

ATTACHMENTS:	1999 Stock Incentive Plan, as amended to the Grant Date; Restricted Stock Units Agreement and Plan Prospectus

PACKETEER, INC.
RESTRICTED STOCK UNITS AGREEMENT
(For Nonemployee Directors)
     Packeteer, Inc. has granted to the Participant named in the Notice of Grant of Restricted Stock Units (the “Grant Notice”) to which this Restricted Stock Units Agreement (the “Agreement”) is attached an Award consisting of Restricted Stock Units (the “Units”) subject to the terms and conditions set forth in the Grant Notice and this Agreement. The Award has been granted pursuant to the Packeteer, Inc. 1999 Stock Incentive Plan (the “Plan”), as amended to the Grant Date, the provisions of which are incorporated herein by reference. By signing the Grant Notice, the Participant: (a) acknowledges receipt of and represents that the Participant has read and is familiar with the Grant Notice, this Agreement, the Plan and a prospectus for the Plan (the “Plan Prospectus”) in the form most recently prepared in connection with the registration with the Securities and Exchange Commission of shares issuable pursuant to the Plan, (b) accepts the Award subject to all of the terms and conditions of the Grant Notice, this Agreement and the Plan and (c) agrees to accept as binding, conclusive and final all decisions or interpretations of the Plan Administrator upon any questions arising under the Grant Notice, this Agreement or the Plan.
     1. Definitions and Construction.
          1.1 Definitions. Unless otherwise defined herein, capitalized terms shall have the meanings assigned to such terms in the Grant Notice or the Plan.
          1.2 Construction. Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of this Agreement. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term “or” is not intended to be exclusive, unless the context clearly requires otherwise.
     2. Administration.
          All questions of interpretation concerning the Grant Notice, this Agreement and the Plan shall be determined by the Plan Administrator. All determinations by the Plan Administrator shall be final and binding upon all persons having an interest in the Award. Any officer of the Corporation shall have the authority to act on behalf of the Corporation with respect to any matter, right, obligation, or election which is the responsibility of or which is allocated to the Corporation herein, provided that such officer has apparent authority with respect to such matter, right, obligation, or election.
     3. The Award.
          3.1 Grant of Units. On the Grant Date, the Participant shall acquire, subject to the provisions of this Agreement, the Number of Restricted Stock Units set forth in the Grant Notice, subject to adjustment as provided in Section 9. Each Unit represents a right to receive on a date determined in accordance with the Grant Notice and this Agreement one (1) share of Common Stock.

          3.2 No Monetary Payment Required. The Participant is not required to make any monetary payment (other than applicable tax withholding, if any) as a condition to receiving the Units or shares of Common Stock issued upon settlement of the Units, the consideration for which shall be past services actually rendered and/or future services to be rendered to the Corporation (or any Parent or Subsidiary) or for its benefit. Notwithstanding the foregoing, if required by applicable state corporate law, the Participant shall furnish consideration in the form of cash or past services rendered to the Corporation (or any Parent or Subsidiary) or for its benefit having a value not less than the par value of the shares of Common Stock issued upon settlement of the Units.
     4. Vesting of Units.
          4.1 Regular Vesting. Except as provided by Section 4.2 or by Section 8, the Units shall vest and become Vested Units as provided in the Grant Notice.
          4.2 Vesting Upon Death or Permanent Disability. Upon the cessation of the Participant’s service as a member of the Board by reason of death or Permanent Disability, the vesting of the Units shall be accelerated in full and the total Number of Restricted Stock Units shall be deemed Vested Units effective as of the date of such termination of Service.
     5. Corporation Reacquisition Right.
          In the event that the Participant’s Service terminates for any reason or no reason, with or without cause, the Participant shall forfeit and the Corporation shall automatically reacquire all Units which are not, as of the time of such termination, Vested Units, and the Participant shall not be entitled to any payment therefor.
     6. Settlement of the Award.
          6.1 Issuance of Shares of Common Stock. Subject to the provisions of Section 6.3 below, the Corporation shall issue to the Participant on the Settlement Date with respect to each Vested Unit to be settled on such date one (1) share of Common Stock. Shares of Common Stock issued in settlement of Units shall not be subject to any restriction on transfer other than any such restriction as may be required pursuant to Section 6.3, Section 7 or the Corporation’s Insider Trading Policy.
          6.2 Beneficial Ownership of Shares; Certificate Registration. The Participant hereby authorizes the Corporation, in its sole discretion, to deposit for the benefit of the Participant with any broker with which the Participant has an account relationship of which the Corporation has notice any or all shares acquired by the Participant pursuant to the settlement of the Award. Except as provided by the preceding sentence, a certificate for the shares as to which the Award is settled shall be registered in the name of the Participant, or, if applicable, in the names of the heirs of the Participant.
          6.3 Restrictions on Grant of the Award and Issuance of Shares. The grant of the Award and issuance of shares of Common Stock upon settlement of the Award shall be subject to compliance with all applicable requirements of federal, state law or foreign law with respect to such securities. No shares of Common Stock may be issued hereunder if the issuance of such shares would constitute a violation of any applicable federal, state or foreign securities laws or other law or regulations or the requirements of any stock exchange or market system upon which the Common Stock may then be listed. The inability of the Corporation to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Corporation’s legal counsel to be necessary to the lawful issuance of any shares subject to the Award shall relieve the Corporation of any liability in respect of the failure to issue such shares as to which such requisite authority shall not have been obtained. As a condition to the settlement of the Award, the Corporation may require the Participant to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Corporation.
          6.4 Fractional Shares. The Corporation shall not be required to issue fractional shares upon the settlement of the Award.
     7. Tax Withholding.
          7.1 In General. At the time the Grant Notice is executed, or at any time thereafter as requested by the Company, the Participant hereby authorizes withholding from payroll and any other amounts payable to the Participant, and otherwise agrees to make adequate provision for, any sums required to satisfy the federal, state, local and foreign tax withholding obligations of the Company, if any, which arise in connection with the Award or the issuance of shares of Stock in settlement thereof. The Corporation shall have no obligation to process the settlement of the Award or to deliver shares until the tax withholding obligations as described in this Section have been satisfied by the Participant.
          7.2 Withholding in Shares. Subject to applicable law, the Corporation shall require the Participant to satisfy its tax withholding obligations by deducting from the shares of Common Stock otherwise deliverable to the Participant in settlement of the Award a number of whole shares having a fair market value, as determined by the Corporation as of the date on which the tax withholding obligations arise, not in excess of the amount of such tax withholding obligations determined by the applicable minimum statutory withholding rates.
     8. Effect of Corporate Transaction or Change in Control on Award.
          In the event of a Corporate Transaction or Change in Control while the Participant remains in Service, the vesting of the Units shall be accelerated in full and the total Number of Restricted Stock Units subject to the Award shall be deemed Vested Units effective immediately prior to the effective time, but conditioned upon the consummation, of such Corporate Transaction or Change in Control, and the Award shall be settled in full in accordance with Section 6 immediately prior to the Corporate Transaction.
     9. Adjustments for Changes in Capital Structure.
          Subject to any required action by the stockholders of the Corporation, in the event of any change in the Common Stock effected without receipt of consideration by the Corporation, whether through merger, consolidation, reorganization, reincorporation, recapitalization, reclassification, stock dividend, stock split, reverse stock split, split-up, split-off, spin-off, combination of shares, exchange of shares, or similar change in the capital structure of the Corporation, appropriate adjustments shall be made in the number of Units subject to the Award and/or the number and kind of shares to be issued in settlement of the Award, in order to prevent dilution or enlargement of the Participant’s rights under the Award. For purposes of the foregoing, conversion of any convertible securities of the Corporation shall not be treated as “effected without receipt of consideration by the Corporation.” Any fractional share resulting from an adjustment pursuant to this Section shall be rounded down to the nearest whole number. Such adjustments shall be determined by the Plan Administrator, and its determination shall be final, binding and conclusive.
     10. Rights as a Stockholder.
          The Participant shall have no rights as a stockholder with respect to any shares which may be issued in settlement of this Award until the date of the issuance of a certificate for such shares (as evidenced by the appropriate entry on the books of the Corporation or of a duly authorized transfer agent of the Corporation). No adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date such certificate is issued, except as provided in Section 9.
     11. Legends.
          The Corporation may at any time place legends referencing any applicable federal, state or foreign securities law restrictions on all certificates representing shares of Common Stock issued pursuant to this Agreement. The Participant shall, at the request of the Corporation, promptly present to the Corporation any and all certificates representing shares acquired pursuant to this Award in the possession of the Participant in order to carry out the provisions of this Section.
     12. Miscellaneous Provisions.
          12.1 Termination or Amendment. The Plan Administrator may terminate or amend the Plan or this Agreement at any time; provided, however, that no such termination or amendment may adversely affect the Participant’s rights under this Agreement without the consent of the Participant unless such termination or amendment is necessary to comply with applicable law or government regulation. No amendment or addition to this Agreement shall be effective unless in writing.
          12.2 Nontransferability of the Award. Prior to the issuance of shares of Common Stock on the applicable Settlement Date, neither this Award nor any Units subject to this Award shall be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution. All rights with respect to the Award shall be exercisable during the Participant’s lifetime only by the Participant or the Participant’s guardian or legal representative.
          12.3 Further Instruments. The parties hereto agree to execute such further instruments and to take such further action as may reasonably be necessary to carry out the intent of this Agreement.

          12.4 Binding Effect. This Agreement shall inure to the benefit of the successors and assigns of the Corporation and, subject to the restrictions on transfer set forth herein, be binding upon the Participant and the Participant’s heirs, executors, administrators, successors and assigns.
          12.5 Delivery of Documents and Notices. Any document relating to participation in the Plan or any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given (except to the extent that this Agreement provides for effectiveness only upon actual receipt of such notice) upon personal delivery, electronic delivery at the e-mail address, if any, provided for the Participant by the Corporation or a Parent or Subsidiary, or upon deposit in the U.S. Post Office or foreign postal service, by registered or certified mail, or with a nationally recognized overnight courier service, with postage and fees prepaid, addressed to the other party at the address shown below that party’s signature to the Grant Notice or at such other address as such party may designate in writing from time to time to the other party.
               (a) Description of Electronic Delivery. The Plan documents, which may include but do not necessarily include: the Plan, the Grant Notice, this Agreement, the Plan Prospectus, and any reports of the Corporation provided generally to the Corporation’s stockholders, may be delivered to the Participant electronically. In addition, the Participant may deliver electronically the Grant Notice to the Corporation or to such third party involved in administering the Plan as the Corporation may designate from time to time. Such means of electronic delivery may include but do not necessarily include the delivery of a link to a Corporation intranet or the internet site of a third party involved in administering the Plan, the delivery of the document via e-mail or such other means of electronic delivery specified by the Corporation.
               (b) Consent to Electronic Delivery. The Participant acknowledges that the Participant has read Section 12.5(a) of this Agreement and consents to the electronic delivery of the Plan documents and Grant Notice, as described in Section 12.5(a). The Participant acknowledges that he or she may receive from the Corporation a paper copy of any documents delivered electronically at no cost to the Participant by contacting the Corporation by telephone or in writing. The Participant further acknowledges that the Participant will be provided with a paper copy of any documents if the attempted electronic delivery of such documents fails. Similarly, the Participant understands that the Participant must provide the Corporation or any designated third party administrator with a paper copy of any documents if the attempted electronic delivery of such documents fails. The Participant may revoke his or her consent to the electronic delivery of documents described in Section 12.5(a) or may change the electronic mail address to which such documents are to be delivered (if Participant has provided an electronic mail address) at any time by notifying the Corporation of such revoked consent or revised e-mail address by telephone, postal service or electronic mail. Finally, the Participant understands that he or she is not required to consent to electronic delivery of documents described in Section 12.5(a).
          12.6 Integrated Agreement. The Grant Notice, this Agreement and the Plan shall constitute the entire understanding and agreement of the Participant and the Corporation with respect to the subject matter contained herein or therein and supersedes any prior agreements, understandings, restrictions, representations, or warranties between the Participant and the Corporation with respect to such subject matter other than those as set forth or provided for herein or therein. To the extent contemplated herein or therein, the provisions of the Grant Notice and the Agreement shall survive any settlement of the Award and shall remain in full force and effect.
          12.7 Applicable Law. This Agreement shall be governed by the laws of the State of California as such laws are applied to agreements between California residents entered into and to be performed entirely within the State of California.
          12.8 Counterparts. The Grant Notice may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.